UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

ViewRay, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio		44146
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On October 24, 2019, the Board appointed Kevin Xie, Ph.D. effective immediately. Dr. Xie will serve as a Class II director with an initial term expiring at the Company’s 2020 Annual Meeting of Shareholders, and Dr. Xie will stand for reelection at that time. The Company Board has not yet determined which committees Dr. Xie will be appointed to serve on.

Dr. Xie has served as President of Healthcare Holdings for Fosun Group, a Chinese international conglomerate and investment company, and Chief Representative of Fosun, NY since March 2015. From February 2012 to March 2015, Dr. Xie served as Managing Partner for Kinglington Capital, an investment company. He co-founded and served as Portfolio Manager for Locust Walk Capital from April 2010 to February 2012. From January 2009 to January 2010, Dr. Xie served as Healthcare Sector Head for Scopia Capital, a global hedge fund. From 2005 to 2008, he served as Principal and subsequently Managing Director for Great Point Partners, a healthcare hedge fund. Dr. Xie served as an Equity Analyst for Delaware Investments, an asset management firm, from June 2002 to July 2005. From 1999 to 2001, he served as Project Leader and Senior Scientist for Boehringer Ingelheim Pharmaceuticals, Inc. Dr. Xie holds a B.S. from Tianjin University in China, a Ph.D. from The City University in New York, and an M.B.A. from The Wharton School, University of Pennsylvania. We believe Dr. Xie is qualified to serve on our board based on his extensive expertise in the healthcare industry.

There is no arrangement or understanding between Dr. Xie and any other person pursuant to which he was elected as a director of the Company. Additionally, there is no transaction between Dr. Xie and the Company that would require disclosure under Item 404(a) of Regulation S-K.

As a non-employee director, Dr. Xie will receive the compensation paid to all non-employee directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: October 30, 2019	By:	/s/ Robert S. McCormack
Robert S. McCormack
Senior Vice President, General Counsel